BFBorgers CPA PC
Certified Public Accountants

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Enteractive Media Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Enteractive Media Inc. (the "Company") as of March 31, 2022 and 2021, and the related statements of operations, stockholders' equity, and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company's Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BF Borgers CPA PC

B F Borgers CPA PC

Served as auditor since 2022
Lakewood, CO
January 17, 2023

Enteractive Media Inc.
Statements of Financial Position
As at March 31, 2022 and 2021
(Expressed in Canadian Dollars)

	Notes	2022	2021
		$	$
ASSETS			
Current Assets			
Cash		4,374	4,599
GST/HST receivable		10,237	6,597
Marketable securities	4	6,114	134,148
Prepaid expenses		6,032	13,195
Receivable from related party	7	37,702	123,145
Loan receivable	8	175,786	-
Total Current Assets		240,245	281,684
Property and Equipment, net	5	5,020	-
Right-of-use Assets, net	6	257,772	-
TOTAL ASSETS		503,037	281,684
LIABILITIES			
Current Liabilities			
Accounts payable and accrued liabilities	9	248,582	135,598
Related party loan payable	10	187,095	206,280
Loan payable	11	82,483	82,483
Short-term lease liability	13	54,916	-
Total Current Liabilities		573,076	424,361
Note payable	12	-	40,000
Long–term lease liability	13	275,581	-
TOTAL LIABILITIES		848,657	464,361
SHAREHOLDERS' DEFICIT			
Share capital	14	2,190,779	2,110,779
Accumulated Deficit		(2,536,399)	(2,293,456)
Total Shareholders' Deficit		(345,620)	(182,677)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT		503,037	281,684

Nature of operations and going concern (Note 1)

Approved on behalf of the Board and authorized for issuance on January •, 2023: Jaunary 17, 2023

Lynne Kellner

Director Director

Enteractive Media Inc.
Statements of Loss and Comprehensive Loss
For the years ended March 31, 2022 and 2021
(Expressed in Canadian Dollars)

	Notes	2022	2021
		$	$
TOTAL SALES		354	11,427
EXPENSES			
Accretion	13	34,621	-
Depreciation	5,6	42,825	-
Consulting fees	15	347,350	109,264
Interest and bank charges		8,127	13,933
Office and miscellaneous		42,995	15,814
Professional fees		36,832	39,442
Rent		48,000	31,800
Royalties		25,000	70,250
Sales and marketing		100,424	76,078
Travel and meals		89,908	47,325
		(776,082)	(403,907)
LOSS BEFORE OTHER INCOME (LOSS)		(775,728)	(392,480)
Foreign exchange gain (loss)		-	(8,939)
Realized gain or (loss) on marketable securities	4	599,322	133,380
Unrealized gain or (loss) on marketable securities	4	(66,537)	(51,312)
NET LOSS AND COMPREHENSIVE LOSS		(242,943)	(319,351)
LOSS PER SHARE – BASIC AND DILUTED		(0.01)	(0.01)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING – BASIC AND DILUTED		20,474,658	19,747,918

Enteractive Media Inc.
Statements of Changes in Shareholders' Deficiency
For the years ended March 31, 2022 and 2021
(Expressed in Canadian Dollars)

	Common Shares		Subscriptions received in advance	Accumulated Deficit	Total
	Shares	Amount			
		$	$	$	$
As at March 31, 2020	19,699,000	1,681,268	85,500	(1,974,105)	(207,337)
Private placements	955,000	470,500	(85,500)	-	385,000
Share issue costs	-	(10,989)	-	-	(10,989)
Share repurchase	(300,000)	(30,000)	-	-	(30,000)
Net loss	-	-	-	(319,351)	(319,351)
As at March 31, 2021	20,354,000	2,110,779	-	(2,293,456)	(182,677)
Private placements	80,000	40,000	-	-	40,000
Debt settlement	80,000	40,000	-	-	40,000
Net loss	-	-	-	(242,943)	(242,943)
As at March 31, 2022	20,514,000	2,190,779	-	(2,536,399)	(345,620)

Enteractive Media Inc.
Statements of Cash Flows
For the years ended March 31, 2022 and 2021
(Expressed in Canadian Dollars)

	2022	2021
	$	$
OPERATING ACTIVITIES		
Net loss	(242,943)	(319,351)
Accretion	34,621	-
Depreciation	42,825	-
Foreign exchange loss	-	8,939
Realized gain or (loss) on marketable securities	(599,322)	(133,380)
Unrealized gain or (loss) on marketable securities	66,537	51,312
Changes in non-cash working capital items:		
Amounts receivable	(3,640)	(3,609)
Prepaid expenses	7,163	(13,195)
Accounts payable and accrued liabilities	112,984	11,941
Net cash flow from operating activities	(581,775)	(397,343)
INVESTING ACTIVITIES		
Property and Equipment	(5,578)	-
Proceeds from sale of marketable securities	1,214,206	828,920
Purchase of marketable securities	(553,387)	(889,939)
Receivable from related party	85,433	-
Loan receivable	(175,786)	-
Net cash flow from investing activities	564,898	(61,019)
FINANCING ACTIVITIES		
Shares for cash	40,000	385,000
Share issuance costs	-	(10,989)
Shares repurchased	-	(30,000)
Loans and notes received, net of payments	-	121,469
Related party loans payable	(19,185)	(3,269)
Payment of lease liabilities	(4,163)	-
Net cash flow from financing activities	16,652	462,211
CHANGE IN CASH	(225)	3,849
CASH, BEGINNING OF YEAR	4,599	750
CASH, END OF YEAR	4,374	4,599

Supplemental disclosure of cash flow information:

Non-cash transactions affecting cash flows from investing and financing activities:
During the year ended March 31, 2022, the company settled $40,000 in debt with the issuance of shares

(Expressed in Canadian Dollars)

1. NATURE OF OPERATIONS AND GOING CONCERN

Enteractive Media Inc. (the "Company") was incorporated under the Canada Business Corporations Act on January 22, 2013. The Company is an international media, event and entertainment company. The Company has acquired a Category B digital specialty license from the Canadian Radio-television and Telecommunications Commission ("CRTC") for a television network branded PokerVision Network. The Company's head office is located at Suite 510 – 736 8th Ave. SW, Calgary, AB T2P 1H4.

These financial statements are prepared on a going concern basis, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. As at March 31, 2022, the Company had a working capital deficit of $332,831 (March 31, 2021 – deficit of $142,677), has accumulated losses since its inception of $2,536,399, and expects to incur further losses in the foreseeable future, all of which indicate the existence of a material uncertainty that may cast significant doubt upon the Company's ability to continue as a going concern. Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern. Such adjustments could be material.

The Company's ability to continue its operations and to realize assets at their carrying values is dependent upon its ability to obtain necessary financing, maintain continued support from its creditors, and generate operating profits to meet its ongoing levels of corporate overhead and discharge its liabilities as they come due. The success of the Company's endeavors cannot be predicted at this time. There is no assurance that it will be able to obtain adequate financing in the future or that such financing will be on terms advantageous to the Company.

2. BASIS OF PREPARATION

Statement of compliance

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").

These financial statements as at and for the years ended March 31, 2022 and 2021 were authorized for issuance by the Board of Directors on January 17, 2023.

Measurement basis

These financial statements are prepared on the historical cost basis except for marketable securities, which are measured at fair value.

3. SIGNIFICANT ACCOUNTING POLICIES

Foreign currency translation
The financial statements are presented in Canadian dollars which is also the Company's functional currency.

Transactions denominated in foreign currencies are translated using the exchange rate in effect on the transaction date. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the statement of financial position date. Non-monetary items are translated using the historical rate on the date of the transaction. Foreign exchange gains and losses are included in profit or loss.

During the year ended March 31, 2022, foreign exchange gains and losses resulted from marketable securities transactions are included in the realized gain or loss on marketable securities.

Cash
The Company considers all highly liquid securities with original maturities of three months or less when acquired, to be cash equivalents.

Prepaid expenses
Expenditures paid in one accounting period which will not be consumed until a future period such as insurance premiums and annual subscription fees are accounted for on the balance sheet as a prepaid expense. When the asset is eventually consumed, it is charged to expense.

Property and Equipment
Property and equipment, which consists of computer equipment and office furniture is recorded at cost and depreciated using the declining method using the rate of 20% over the estimated useful lives. Ordinary repair and maintenance costs are included in general and administrative expenses on our statement of operations. However, expenditures for additions or improvements that significantly extend the useful life of the asset are capitalized in the period incurred. At the time assets are sold or disposed of, the cost and accumulated depreciation are removed from their respective accounts and the related gains or losses are reflected in the statements of operations in gains from sales of property and equipment, net.

Depreciation expense for the year ended March 31, 2022 was $558 (2021 - $Nil)

Lease
Under ASC 842, leases are separated into two classifications: operating leases and financial leases. Lease classification under ASC 842 is relatively similar to ASC 840. For a lease to be classified as a finance lease, it must meet one of the five finance lease criteria: (1) transference of title/ownership to the lessee, (2) purchase option, (3) lease term for major part of the remaining economic life of the asset, (4) present value represents substantially all of the fair value of the asset, and (5) asset specialization. Any lease that does not meet these criteria is classified as an operating lease. ASC 842 requires all leases to be recognized on the Company's balance sheet. Specifically, for operating leases, the Company recognize a right-of-use asset and a corresponding lease liability upon lease commitment.

3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue recognition

The Company, though its website and other platforms provides broadcasting services featuring poker tournaments, eSports and gaming lifestyle. Revenue associated with the rendering of services is recognized by reference to the stage of completion of the transaction at the end of the reporting period when the amount of revenue can be measured reliably, it is probable that the economic benefits associated with the transaction will flow to the Company, the stage of completion of the transaction at the end of the reporting period can be measured reliably and the costs incurred for the transaction and the costs to complete the transaction can be measured reliably. When the outcome of a transaction involving the rendering of services cannot be estimated reliably, revenue is recognized only to the extent of the expenses recognized that are recoverable.

Fair value of Financial Instruments

The Company accounts for marketable securities at fair value. The hierarchy below lists three levels of fair value based on the extent to which inputs used in measuring fair value are observable in the market. We categorize each of our fair value measurements in one of these three levels based on the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

- Level 1 – inputs are based upon unadjusted quoted prices for identical instruments in active markets
- Level 2 – inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques (e.g. the Black-Scholes model) for which all significant inputs are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, credit spreads, foreign exchange rates, and forward and spot prices for currencies
- Level 3 – inputs are generally unobservable and typically reflect management's estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques, including option pricing models and discounted cash flow models. Our Level 3 assets and liabilities include investments in other private entities, and goodwill and intangible assets, when they are recorded at fair value due to an impairment charge. Unobservable inputs used in the models are significant to the fair values of the assets and liabilities

Other current financial assets and current financial liabilities have fair values that approximate their carrying values.

As at March 31, 2022, all marketable securities holding by the Company are from companies based in US.

3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes

Deferred tax assets and liabilities are recognized where the carrying amount of an asset or liability differs from its tax base, except for taxable temporary differences arising on the initial recognition of goodwill and temporary differences arising on the initial recognition of an asset or liability in a transaction which is not a business combination and at the time of the transaction affects neither accounting nor taxable profit or loss.

Recognition of deferred tax assets for unused tax losses, tax credits and deductible temporary differences is restricted to those instances where it is probable that future taxable profit will be available against which the deferred tax asset can be utilized. At the end of each reporting year the Company reassesses unrecognized deferred tax assets. The Company recognizes a previously unrecognized deferred tax asset to the extent that it has become probable that future taxable profit will allow the deferred tax asset to be recovered.

Loss per share

Basic net loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Diluted net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding for the period and, if dilutive, potential common shares outstanding during the period. Potentially dilutive securities consist of the incremental common shares issuable upon exercise of stock options and convertible debt and equity instruments, and are excluded from the computation if their effect is anti-dilutive. There were no potentially dilutive items outstanding during the years ended March 31, 2022 or 2021.

Share issue costs

Professional, consulting, regulatory and other costs directly attributable to financing transactions are recorded as deferred share issue costs until the financing transactions are completed, if the completion of the transaction is considered likely; otherwise they are expensed as incurred. Share issue costs are charged to share capital when the related shares are issued. Deferred share issue costs related to financing transactions that are not completed are charged to expenses.

Use of estimates and judgments

The Company prepares its financial statements in accordance with GAAP in the United States of America, which requires management to use its judgment to make estimates and assumptions that affect the reported amounts of assets and liabilities and related disclosures at the date of the financial statements and the reported amounts of expenses during the reported period. These assumptions and estimates could have a material effect on the financial statements. Actual results may differ materially from those estimates. The Company's management periodically reviews estimates on an ongoing basis based on information currently available, and changes in facts and circumstances may cause the Company to revise these estimates.

(Expressed in Canadian Dollars)

3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

New accounting standards and interpretations issued but not yet adopted

From time to time, new accounting pronouncements are issued by FASB that are adopted by the Company as of the specified effective date. If not discussed, management believes that the impact of recently issued standards, which are not yet effective, will not have a material impact on the Company's financial statements upon adoption. No new pronouncements that would affect these financial statements had been issued during or subsequent to the issuance of these financial statements.

4. MARKETABLE SECURITIES

The Company holds shares in publicly traded companies.

	March 31, 2022 $	March 31, 2021 $
Cost	110,520	191,808
Unrealized loss	(66,537)	(51,312)
Foreign exchange	(37,869)	(6,348)
Fair value	6,114	134,148

During the years ended March 21, 2022 and 2021, the Company sold marketable securities as follows:

	March 31, 2022 $	March 31, 2021 $
Proceeds received	1,214,206	828,920
Cost	(652,692)	(712,665)
Foreign exchange	37,808	17,125
Realized gain	599,322	133,380

5. PROPERTY AND EQUIPMENT

The Company's property and equipment consisted of the following as of March 31, 2022 and 2021:

	March 31, 2022 $	March 31, 2021 $
Equipment	1,750	-
Computer	3,828	-
	5,578	-
Less: accumulated depreciation	(558)	-
Total, property and equipment net	5,020	-

(Expressed in Canadian Dollars)

6. RIGHT-OF-USE ASSETS

During the year ended March 31, 2022, the Company entered into a 68 months of office lease agreement for the property located at 736 – 8th Avenue SW Calgary, AB. The base rent for the lease is $7,635 per month.

The Company recognized the right-of-use asset at $300,039 upon lease commitment. The right-of-use asset will be amortized over the lease term of 68 months using straight line method. During the year ended March 31, 2022, the Company recorded $42,267 (2021 - $Nil) related to the amortization of the right-of-use asset.

7. RECEIVABLE FROM RELATED PARTY

As at March 31, 2022, the Company had $37,702 (2021 - $123,145) due from the CEO of the Company. This amount is unsecured, non-interest bearing and due on demand.

8. LOAN RECEIVABLE

As at March 31, 2022, the Company had $175,786 (2021 - $Nil) due from a third party company. This amount is unsecured, non-interest bearing and due on demand.

9. ACCOUNTS PAYABLE AND ACCRUED LIABILTIES

	March 31, 2022	**March 31, 2021**
	$	$
Accounts payable	244,486	103,502
Accrued liabilities	4,096	32,096
	248,582	135,598

10. RELATED PARTY LOAN PAYABLE

As at March 31, 2022, the Company had $187,095 (2021 - $206,280) due to a company jointly owned by a director and her family member. This loan is unsecured, non-interest bearing and due on demand.

11. LOAN PAYABLE

As at March 31, 2022, the Company had $82,483 (2021 - $82,483) due to a third party. This loan is unsecured, non-interest bearing and due on demand.

(Expressed in Canadian Dollars)

12.NOTE PAYABLE

On June 1, 2020, the Company borrowed $40,000 from an unrelated third party which bears interest at 12%, compounded semi-annually. The principal and accrued interest is due on May 31, 2022. During the year ended March 31, 2022, the Company issued 80,000 common shares at $0.05 to settle the note payable of $40,000 (Note 11). As at March 31, 2022, the accrued interest on the note totaled $4,096 and is included in accounts payable and accrued liabilities (Note 8).

13. LEASE

During the year ended March 31, 2022, the Company entered into a 68 month of office lease agreement for the property located at 736 – 8th Avenue SW Calgary, AB. The base rent for the lease is $7,635 per month (Note 6). Pursuant to the agreement, the Company paid $4,163 for the security deposit at the lease commence date and start paying the base rent from April 1, 2022.

The Company initially recorded the lease liability in the amount of $300,039. For the year ended March 31, 2022, the Company recorded $34,621 related to the accretion of lease liability and the depreciation of right-of-use asset of which $42,267 was included in General and Administrative Expenses (Note 6).

14. SHARE CAPITAL

a) Authorized

An unlimited number of common shares without par value.
An unlimited number of preferred shares without par value.

b) Issued and outstanding

At March 31, 2022, the total of issued and outstanding shares are 20,514,000 (2021 – 20,354,000).

<u>During the year ended March 31, 2022:</u>

On April 28, 2021, the Company issued 50,000 common shares at $0.05 per share for gross proceeds of $25,000.

On June 3, 2021, the Company issued 80,000 common shares at $0.05 per share to settle the note payable of $40,000 (Note 11).

On October 28, 2021, the Company issued 20,000 common shares at $0.05 per share for gross proceeds of $10,000.

On March 28, 2022, the Company issued 10,000 common shares at $0.05 per share for gross proceeds of $5,000.

(Expressed in Canadian Dollars)

14. SHARE CAPITAL (Continued)

<u>During the year ended March 31, 2021:</u>

On January 19, 2021, the Company repurchased 300,000 of its common for $30,000. These common shares were returned to treasury and cancelled.

On February 18, 2021, the Company issued 955,000 common shares at $0.49 per share for gross proceeds of $470,500, of which $85,500 was received during a prior year. $10,989 of share issuance costs were incurred in relation to this financing.

15. RELATED PARTY TRANSACTIONS

Key management personnel are those persons having authority and responsibility for planning, directing and controlling the activities of the Company. The Company has determined that its key management personnel are the members of the Company's current and former Board of Directors and its executive officers.

Key management personnel compensation for the years ended March 31, 2022 and 2021 is as follows:

	As at March 31, 2022	As at March 31, 2021
	$	$
Management fees to the CEO, included in consulting fees	48,027	23,000
Consulting fees to a director	13,450	4,000
Consulting fees to family members of the CEO	-	4,000
Consulting fees to a company owned by a director	9,250	-
	70,727	31,000

As at March 31, 2022, the Company had $37,702 (2021 - $123,145) due from the CEO of the Company. This amount is unsecured, non-interest bearing and due on demand (Note 6).

As at March 31, 2022, the Company had $187,095 (2021 - $206,280) due to a company jointly owned by a director and her family member. This loan is unsecured, non-interest bearing and due on demand (Note 9).

16. CAPITAL MANAGEMENT

The Company's capital structure consists of all components of shareholders' equity (deficiency). The Company's objective when managing capital is to maintain adequate levels of funding to support the daily operations and maintain the necessary corporate and administrative functions to facilitate the upcoming activities. Future financings are dependent on market conditions and there can be no assurance the Company will be able to raise funds in the future. The Company is not subject to externally imposed capital requirements. There were no changes in the Company's approach to capital management.

17. INCOME TAXES

(Expressed in Canadian Dollars)

The Company's provision for income taxes differs from amounts computed by applying the combined Canadian federal and provincial tax rates, as a result of the following:

		Year Ended March 31, 2022		Year Ended March 31, 2021
Net loss	$	(242,943)	$	(319,351)
Tax rate		27%		27%
Expected income tax recovery	$	(65,600)	$	(86,226)
Non-deductible items		(51,457)		82,936
Change in valuation allowance		117,057		3,290
Recovery of (provision for) income taxes	$	-	$	-

The tax effects of temporary timing differences that give rise to significant components of the deferred tax assets are as follows:

		Year Ended March 31, 2022		Year Ended March 31, 2021
Capital eligible property	$	126,554	$	126,554
Share issuance costs		1,800		2,354
Non-capital loss carry forwards		525,000		407,389
Total gross deferred tax assets		653,354		536,297
Valuation allowance		(653,354)		(536,297)
Net deferred tax assets	$	-	$	-

(Expressed in Canadian Dollars)

17. INCOME TAXES (Continued)

The significant components of the Company's unrecognized deferred tax assets are as follows:

	March 31, 2022	Expiry date range	March 31, 2021
	$		$
Capital eligible property	468,717	No expiry	468,717
Share issuance costs	6,540	2022 - 2025	8,720
Non-capital loss carry forwards	1,944,269	2037 - 2042	1,508,847
Net deferred tax assets	$		$

Tax attributes are subject to review, and potential change by tax authorities.

18. SUBSEQUENT EVENTS

On September 1, 2022, the Company issued 500,000 common shares at a deemed price of $1.00 per share for the total of $500,000 to purchase certain assets pursuant to the asset purchase agreement amendment with HeadsUp Entertainment International Inc. HeadsUp Entertainment International Inc. is a publicly traded corporation trading on the OTC Markets Pink Sheets and incorporated in Colorado, US. The purchased assets are containing of a list of intangible assets including event brands, tournament programming and websites.

On September 29, 2022, the Company entered into a consulting agreement, whereas the Company agreed to issue 4,800,000 shares to the consultant related to finder fees for potential acquisition transaction.

On October 1, 2022, the Company issued 29,227,500 common shares related to debt settlement with certain vendors in the amount of $643,005.

On October 10, 2022, the Company entered into a consulting agreement, whereas the Company agreed to issue 2,958,500 shares to the consultant related to finder fees for potential acquisition transaction.

On October 18, 2022, the Company the Company issued 2,000,000 common shares at $0.02 per share for gross proceeds of $40,000.

On October 13, 2022, the Company entered into an agreement and plan of merger with Parsec Capital Acquisitions Corp. ("Parsec"), whereas a newly formed subsidiary for the sole purpose of the merger will merged with and into the Company resulting to the Company will be a wholly owned subsidiary of Parsec. Parsec is a special purpose acquisition company incorporated in Delaware, US. Upon closing, the Company shareholders will be allotted 6,900,000 Parsec shares, of which 5,000,000 shares will be assigned on a pro-rata basis and 1,900,000 shares will be held in escrow and release upon the new entity meeting certain performance targets in 2023.

Enteractive Media Inc.
Condensed Interim Statements of Financial Position
As at December 31, 2022 and March 31, 2022
(Expressed in Canadian Dollars)

	Notes	December 30, 2022	March 31, 2022
		$	$
ASSETS			
Current Assets			
Cash		9,687	4,374
GST/HST receivable		26,109	10,237
Marketable securities	4	2,537	6,114
Prepaid expenses		6,860	6,032
Receivable from related party	7	-	37,702
Loan receivable	8	503,712	175,786
Total Current Assets		548,905	240,245
Intangible Assets		250,000	-
Property and Equipment, net	5	4,267	5,020
Right-of-use Assets, net	6	228,222	257,772
TOTAL ASSETS		1,031,394	503,037
LIABILITIES			
Current Liabilities			
Accounts payable and accrued liabilities	9	473,177	248,582
Related party loan payable	10	207,080	187,095
Loan payable	11	110,714	82,483
Short-term lease liability	13	60,060	54,916
Total Current Liabilities		851,031	573,076
Long–term lease liability	13	229,871	275,581
TOTAL LIABILITIES		1,080,902	848,657
SHAREHOLDERS' DEFICIT			
Share capital	14	3,123,784	2,190,779
Accumulated Deficit		(3,173,292)	(2,536,399)
Total Shareholders' Deficit		(49,508)	(345,620)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT		1,031,394	503,037

Nature of operations and going concern (Note 1)

Approved on behalf of the Board and authorized for issuance on February 22, 2023:

KELLY KELLNER
President, CEO

Enteractive Media Inc.
Condensed Interim Statements of Loss and Comprehensive Loss
For the three and nine months ended December 31, 2022 and 2021
(Expressed in Canadian Dollars)

	Notes	Three months December 31, 2022	Three months December 31, 2021	Nine months December 31, 2022	Nine months December 31, 2021
		$	$	$	$
TOTAL SALES		-	-	745	-
EXPENSES					
Accretion	13	8,977		28,149	-
Depreciation	5,6	10,507	207	30,303	415
Consulting fees	15	95,842	105,560	293,202	238,142
Interest and bank charges		1,141	1,412	8,070	5,179
Office and miscellaneous		3,954	5,785	14,007	39,409
Professional fees		17,309	-	77,090	21,037
Rent		-	6,400	19,633	35,200
Royalties		-	-	-	25,000
Sales and marketing		45,976	21,026	82,989	90,793
Travel and meals		43,502	34,830	87,858	64,087
		(227,208)	(175,220)	(641,301)	(519,262)
LOSS BEFORE OTHER INCOME (LOSS)		(227,208)	(175,220)	(640,556)	(519,262)
Foreign exchange gain (loss)		-	(54,579)	2,862	11,597
Realized gain or (loss) on marketable securities		-	304,478	(20,498)	624,736
Unrealized gain or (loss) on marketable securities		(2,776)	(318,235)	21,299	10,009
NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)		(229,984)	(243,556)	(636,893)	127,080
INCOME (LOSS) PER SHARE – BASIC AND DILUTED		(0.00)	0.01	(0.02)	0.00
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING – BASIC AND DILUTED		51,532,505	20,497,913	30,943,827	20,464,945

Enteractive Media Inc.
Condensed Interim Statements of Changes in Shareholders' Deficit
For the nine months ended December 31, 2022 and 2021
(Expressed in Canadian Dollars)

	Common Shares			
	Shares	Amount	Accumulated Deficit	Total
		$	$	$
As at March 31, 2021	20,354,000	2,110,779	(2,293,456)	(182,677)
Private placements	70,000	35,000	-	35,000
Debt settlement	80,000	40,000	-	40,000
Net income	-	-	127,080	127,080
As at December 31, 2021	20,504,000	2,185,779	(2,166,376)	19,403
As at March 31, 2022	20,514,000	2,190,779	(2,536,399)	(345,620)
Private placements	2,000,000	40,000	-	40,000
Share issue for asset purchase	500,000	250,000	-	250,000
Share for debt	29,227,500	643,005	-	643,005
Net loss	-	-	(636,893)	(636,893)
As at December 31, 2022	52,241,500	3,123,784	(3,173,292)	(49,508)

Enteractive Media Inc.
Condensed Interim Statements of Cash Flows
For the nine months ended December 31, 2022 and 2021
(Expressed in Canadian Dollars)

	December 31, 2022	December 31, 2021
	$	$
OPERATING ACTIVITIES		
Net income (loss)	(636,893)	127,080
Accretion	28,149	-
Depreciation	30,303	415
Foreign exchange gain	(857)	(11,597)
Realized (gain) or loss on marketable securities	20,498	(624,736)
Unrealized gain on marketable securities	(21,299)	(10,009)
Changes in non-cash working capital items:		
Amounts receivable	(15,872)	4,994
Prepaid expenses	(828)	3,000
Accounts payable and accrued liabilities	224,595	169,742
Receivable from related party	37,702	(119,880)
Net cash flow from operating activities	(334,502)	(460,991)
INVESTING ACTIVITIES		
Property and Equipment	-	(4,151)
Proceeds from sale of marketable securities, net	5,235	644,651
Loan receivable	(327,926)	(194,136)
Net cash flow from investing activities	(322,691)	446,364
FINANCING ACTIVITIES		
Shares for cash	40,000	35,000
Loans and notes received, net of payments	28,231	-
Related party loans payable	662,990	(20,585)
Payment of lease liabilities	(68,715)	-
Net cash flow from financing activities	662,506	14,415
CHANGE IN CASH	5,313	(212)
CASH, BEGINNING OF PERIOD	4,374	4,599
CASH, END OF PERIOD	9,687	4,387

Supplemental disclosure of cash flow information:

Non-cash transactions affecting cash flows from investing and financing activities:
During the nine months ended December 31, 2022, the company issued 500,000 common shares valued at $250,000 to purchase certain intangible assets and issued 29,227,500 common shares valued at $643,005 to settle certain debts in the amount of $643,005.

(Expressed in Canadian Dollars)

1. NATURE OF OPERATIONS AND GOING CONCERN

Enteractive Media Inc. (the "Company") was incorporated under the Canada Business Corporations Act on January 22, 2013. The Company is an international media, event and entertainment company. The Company has acquired a Category B digital specialty license from the Canadian Radio-television and Telecommunications Commission ("CRTC") for a television network branded PokerVision Network. The Company's head office is located at Suite 510 – 736 8th Ave. SW, Calgary, AB T2P 1H4.

These condensed interim financial statements are prepared on a going concern basis, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. As at December 31, 2022, the Company had a working capital deficit of $302,126 (March 31, 2022 – deficit of $332,831), has accumulated losses since its inception of $3,173,292 (March 31, 2022 - $2,536,399), and expects to incur further losses in the foreseeable future, all of which indicate the existence of a material uncertainty that may cast significant doubt upon the Company's ability to continue as a going concern. Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern. Such adjustments could be material.

On October 13, 2022, the Company entered into an agreement and plan of merger with Parsec Capital Acquisitions Corp. ("Parsec"), whereas a newly formed subsidiary for the sole purpose of the merger will merged with and into the Company resulting to the Company will be a wholly owned subsidiary of Parsec. Parsec is a special purpose acquisition company incorporated in Delaware, US. Upon closing, the Company shareholders will be allotted 6,900,000 Parsec shares, of which 5,000,000 shares will be assigned on a pro-rata basis and 1,900,000 shares will be held in escrow and release upon the new entity meeting certain performance targets in 2023. As at December 31, 2022, the merger has not been completed.

The Company's ability to continue its operations and to realize assets at their carrying values is dependent upon its ability to obtain necessary financing, maintain continued support from its creditors, and generate operating profits to meet its ongoing levels of corporate overhead and discharge its liabilities as they come due. The success of the Company's endeavors cannot be predicted at this time. There is no assurance that it will be able to obtain adequate financing in the future or that such financing will be on terms advantageous to the Company.

2. BASIS OF PREPARATION

<u>Statement of compliance</u>
These condensed interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").

These condensed interim financial statements as at and for the nine months ended December 31, 2022 and 2021 were authorized for issuance by the Board of Directors on February 22, 2023.

<u>Measurement basis</u>
These condensed interim financial statements are prepared on the historical cost basis except for marketable securities, which are measured at fair value.

3. SIGNIFICANT ACCOUNTING POLICIES

Foreign currency translation

The financial statements are presented in Canadian dollars which is also the Company's functional currency.

Transactions denominated in foreign currencies are translated using the exchange rate in effect on the transaction date. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the statement of financial position date. Non-monetary items are translated using the historical rate on the date of the transaction. Foreign exchange gains and losses are included in profit or loss.

Cash

The Company considers all highly liquid securities with original maturities of three months or less when acquired, to be cash equivalents.

Prepaid expenses

Expenditures paid in one accounting period which will not be consumed until a future period such as insurance premiums and annual subscription fees are accounted for on the balance sheet as a prepaid expense. When the asset is eventually consumed, it is charged to expense.

Property and Equipment

Property and equipment, which consists of computer equipment and office furniture is recorded at cost and depreciated using the declining method using the rate of 20% over the estimated useful lives. Ordinary repair and maintenance costs are included in general and administrative expenses on our statement of operations. However, expenditures for additions or improvements that significantly extend the useful life of the asset are capitalized in the period incurred. At the time assets are sold or disposed of, the cost and accumulated depreciation are removed from their respective accounts and the related gains or losses are reflected in the statements of operations in gains from sales of property and equipment, net.

Depreciation expense for the nine months ended December 31, 2022 was $753 (2021 - $415).

Lease

Under ASC 842, leases are separated into two classifications: operating leases and financial leases. Lease classification under ASC 842 is relatively similar to ASC 840. For a lease to be classified as a finance lease, it must meet one of the five finance lease criteria: (1) transference of title/ownership to the lessee, (2) purchase option, (3) lease term for major part of the remaining economic life of the asset, (4) present value represents substantially all of the fair value of the asset, and (5) asset specialization. Any lease that does not meet these criteria is classified as an operating lease. ASC 842 requires all leases to be recognized on the Company's balance sheet. Specifically, for operating leases, the Company recognize a right-of-use asset and a corresponding lease liability upon lease commitment.

3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue recognition

The Company, though its website and other platforms provides broadcasting services featuring poker tournaments, eSports and gaming lifestyle. Revenue associated with the rendering of services is recognized by reference to the stage of completion of the transaction at the end of the reporting period when the amount of revenue can be measured reliably, it is probable that the economic benefits associated with the transaction will flow to the Company, the stage of completion of the transaction at the end of the reporting period can be measured reliably and the costs incurred for the transaction and the costs to complete the transaction can be measured reliably. When the outcome of a transaction involving the rendering of services cannot be estimated reliably, revenue is recognized only to the extent of the expenses recognized that are recoverable.

Fair value of Financial Instruments

The Company accounts for marketable securities at fair value. The hierarchy below lists three levels of fair value based on the extent to which inputs used in measuring fair value are observable in the market. We categorize each of our fair value measurements in one of these three levels based on the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

- Level 1 – inputs are based upon unadjusted quoted prices for identical instruments in active markets
- Level 2 – inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques (e.g. the Black-Scholes model) for which all significant inputs are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, credit spreads, foreign exchange rates, and forward and spot prices for currencies
- Level 3 – inputs are generally unobservable and typically reflect management's estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques, including option pricing models and discounted cash flow models. Our Level 3 assets and liabilities include investments in other private entities, and goodwill and intangible assets, when they are recorded at fair value due to an impairment charge. Unobservable inputs used in the models are significant to the fair values of the assets and liabilities

Other current financial assets and current financial liabilities have fair values that approximate their carrying values.

As at December 31, 2022, all marketable securities holding by the Company are from companies based in US.

3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes
Deferred tax assets and liabilities are recognized where the carrying amount of an asset or liability differs from its tax base, except for taxable temporary differences arising on the initial recognition of goodwill and temporary differences arising on the initial recognition of an asset or liability in a transaction which is not a business combination and at the time of the transaction affects neither accounting nor taxable profit or loss.

Recognition of deferred tax assets for unused tax losses, tax credits and deductible temporary differences is restricted to those instances where it is probable that future taxable profit will be available against which the deferred tax asset can be utilized. At the end of each reporting year the Company reassesses unrecognized deferred tax assets. The Company recognizes a previously unrecognized deferred tax asset to the extent that it has become probable that future taxable profit will allow the deferred tax asset to be recovered.

Loss per share
Basic net loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Diluted net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding for the period and, if dilutive, potential common shares outstanding during the period. Potentially dilutive securities consist of the incremental common shares issuable upon exercise of stock options and convertible debt and equity instruments, and are excluded from the computation if their effect is anti-dilutive. There were no potentially dilutive items outstanding during the nine months ended December 31, 2022 or 2021.

Share issue costs
Professional, consulting, regulatory and other costs directly attributable to financing transactions are recorded as deferred share issue costs until the financing transactions are completed, if the completion of the transaction is considered likely; otherwise they are expensed as incurred. Share issue costs are charged to share capital when the related shares are issued. Deferred share issue costs related to financing transactions that are not completed are charged to expenses.

Use of estimates and judgments
The Company prepares its financial statements in accordance with GAAP in the United States of America, which requires management to use its judgment to make estimates and assumptions that affect the reported amounts of assets and liabilities and related disclosures at the date of the financial statements and the reported amounts of expenses during the reported period. These assumptions and estimates could have a material effect on the financial statements. Actual results may differ materially from those estimates. The Company's management periodically reviews estimates on an ongoing basis based on information currently available, and changes in facts and circumstances may cause the Company to revise these estimates.

(Expressed in Canadian Dollars)

3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

New accounting standards and interpretations issued but not yet adopted

From time to time, new accounting pronouncements are issued by FASB that are adopted by the Company as of the specified effective date. If not discussed, management believes that the impact of recently issued standards, which are not yet effective, will not have a material impact on the Company's financial statements upon adoption. No new pronouncements that would affect these financial statements had been issued during or subsequent to the issuance of these financial statements.

4. MARKETABLE SECURITIES

The Company holds shares in publicly traded companies.

	December 31, 2022 $	March 31, 2022 $
Cost	87,417	110,520
Fair value	2,537	6,114

5. PROPERTY AND EQUIPMENT

The Company's property and equipment consisted of the following as of December 31, 2022 and March 31, 2022:

	December 31, 2022 $	March 31, 2022 $
Equipment	1,750	1,750
Computer	3,828	3,828
	5,578	5,578
Less: accumulated depreciation	(1,311)	(558)
Total, property and equipment net	4,267	5,020

(Expressed in Canadian Dollars)

6. RIGHT-OF-USE ASSETS

During the year ended March 31, 2022, the Company entered into a 68 months of office lease agreement for the property located at 736 – 8th Avenue SW Calgary, AB. The base rent for the lease is $7,635 per month.

Right-of-Use Assets as at March 31, 2021 and December 31, 2021	**$**	**-**
Additions		300,039
Depreciation		(42,267)
Right-of-Use Assets as at March 31, 2022	**$**	**257,772**
Depreciation		(29,550)
Right-of-Use Assets as at December 31, 2022	**$**	**228,222**

7. RECEIVABLE FROM RELATED PARTY

As at December 31, 2022, the Company had $Nil (March 31, 2022 - $37,702) due from the CEO of the Company. This amount is unsecured, non-interest bearing and due on demand.

8. LOAN RECEIVABLE

As at December 31, 2022, the Company had $503,712 (March 31, 2022 - $175,786) due from a third party company. This amount is unsecured, non-interest bearing and due on demand.

9. ACCOUNTS PAYABLE AND ACCRUED LIABILTIES

	December 31, 2022	**March 31, 2022**
	$	$
Accounts payable	469,081	244,486
Accrued liabilities	4,096	4,096
	473,177	248,582

10. RELATED PARTY LOAN PAYABLE

As at December 31, 2022, the Company had $207,080 (March 31, 2022 - $187,095) due to a company jointly owned by a director and her family member. This loan is unsecured, non-interest bearing and due on demand.

11. LOAN PAYABLE

As at September 30, 2022, the Company had $110,714 (March 31, 2022 - $82,483) due to a third party. This loan is unsecured, non-interest bearing and due on demand.

(Expressed in Canadian Dollars)

12.NOTE PAYABLE

On June 1, 2020, the Company borrowed $40,000 from an unrelated third party which bears interest at 12%, compounded semi-annually. The principal and accrued interest is due on May 31, 2022. During the year ended March 31, 2022, the Company issued 80,000 common shares at $0.05 to settle the note payable of $40,000 (Note 14). As at December 31, 2022, the accrued interest on the note totaled $4,096 and is included in accounts payable and accrued liabilities (Note 9).

13. LEASE

During the year ended March 31, 2022, the Company entered into a 68 month of office lease agreement for the property located at 736 – 8th Avenue SW Calgary, AB. The base rent for the lease is $7,635 per month (Note 6). Pursuant to the agreement, the Company paid $4,163 for the security deposit at the lease commence date and start paying the base rent from April 1, 2022.

Lease liability as at March 31, 2021 and December 31, 2021	**$**	**-**
Additions		300,039
Lease interest		34,621
Lease payments		(4,163)
Lease liability as at March 31, 2022	**$**	**330,497**
Lease interest		28,149
Lease payments		(68,715)
Lease liability as at December 31, 2022	**$**	**289,931**

14. SHARE CAPITAL

a) Authorized

An unlimited number of common shares without par value.
An unlimited number of preferred shares without par value.

b) Issued and outstanding

At December 31, 2022, the total of issued and outstanding shares are 52,241,500 (March 31, 2022 – 20,514,000).

On September 1, 2022, the Company issued 500,000 common shares valued at $250,000 for the purchase of intangible assets.

On October 1, 2022, the Company issued 29,227,500 common shares valued at $643,005 to settle the debt due to a related party in the amount of $643,005.

On October 18, 2022, the Company issued 2,000,000 common shares at $0.02 per share for gross proceeds of $40,000.

(Expressed in Canadian Dollars)

14. SHARE CAPITAL (Continued)

<u>During the year ended March 31, 2022:</u>

On April 28, 2021, the Company issued 50,000 common shares at $0.05 per share for gross proceeds of $25,000.

On June 3, 2021, the Company issued 80,000 common shares at $0.05 per share to settle the note payable of $40,000 (Note 12).

On October 28, 2021, the Company issued 20,000 common shares at $0.05 per share for gross proceeds of $10,000.

On March 28, 2022, the Company issued 10,000 common shares at $0.05 per share for gross proceeds of $5,000.

15. RELATED PARTY TRANSACTIONS

Key management personnel are those persons having authority and responsibility for planning, directing and controlling the activities of the Company. The Company has determined that its key management personnel are the members of the Company's current and former Board of Directors and its executive officers.

Key management personnel compensation for the nine months ended December 31, 2022 and 2021 is as follows:

	December 31, 2022	December 31, 2021
	$	$
Management fees to the CEO, included in consulting fees	119,860	115,089
Consulting fees to a director	-	10,000
	119,860	125,089

As at December 31, 2022, the Company had $Nil (March 31, 2022 - $37,702) due from the CEO of the Company. This amount is unsecured, non-interest bearing and due on demand (Note 7).

As at December 31, 2022, the Company had $207,080 (March 31, 2022 - $187,095) due to a company jointly owned by a director and her family member. This loan is unsecured, non-interest bearing and due on demand (Note 10).

16. CAPITAL MANAGEMENT

The Company's capital structure consists of all components of shareholders' equity (deficiency). The Company's objective when managing capital is to maintain adequate levels of funding to support the daily operations and maintain the necessary corporate and administrative functions to facilitate the upcoming activities. Future financings are dependent on market conditions and there can be no assurance the Company will be able to raise funds in the future. The Company is not subject to externally imposed capital requirements. There were no changes in the Company's approach to capital management.

17. SUBSEQUENT EVENTS

There are no significant events occurred subsequent to December 31, 2022.